Exhibit 32.2
Section 1350 CFO Certification
I, Christopher M. Hix, Vice President and Chief Financial Officer of Robbins & Myers, Inc. (the “Company”), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Quarterly Report on Form 10-Q of the Company for the period ended February 28, 2011 (the “Quarterly Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and

2.	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: March 31, 2011

/s/ Christopher M. Hix
Christopher M. Hix
Vice President and Chief Financial Officer

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